                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [   ]
     Pre-Effective Amendment No.            [   ]
     Post-Effective Amendment No. 5         [ X ]
                                 ---


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [   ]

     Amendment No. 7                         [ X ]

                  ---

                     SPIRIT OF AMERICA INVESTMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

                              477 Jericho Turnpike
                             Syosset, New York 11791
                    (Address of principal executive offices)

                                 (516) 390-5555
                          Registrant's Telephone Number

                                Mr. David Lerner
                              SSH Securities, Inc.
                              477 Jericho Turnpike
                             Syosset, New York 11791
                     (Name and address of Agent for Service)

                                   Copies to:

                             Stephanie Djinis, Esq.
                         1749 Old Meadow Road, Suite 310
                             McLean, Virginia 22102

It is proposed that this filing will become effective (check appropriate box).

 [ X ] immediately upon filing pursuant to paragraph (b) of Rule 485
 [   ] on (date) pursuant to paragraph (b) of Rule 485
 [   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
 [   ] on (date) pursuant to paragraph (a)(1) of Rule 485
 [   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
 [   ] on (date) pursuant to paragraph (a)(2) of Rule 485

                            [LOGO] SPIRIT OF AMERICA

                               TABLE OF CONTENTS


                                                                                       Page
                                                                                       ----
A SUMMARY OF THE FUND.................................................................   2

FEES AND EXPENSES OF THE FUND.........................................................   4
 Example..............................................................................   4

INVESTMENT OBJECTIVES, PRINCIPLE INVESTMENT STRATEGIES AND RELATED RISKS..............   5

MANAGEMENT OF THE FUND................................................................   8
 Investment Adviser...................................................................   8
 Portfolio Manager....................................................................   8

PRICING FUND SHARES...................................................................   8

HOW TO PURCHASE SHARES................................................................   9
 General..............................................................................   9
 Purchases by Mail....................................................................   9
 Purchases by Wire....................................................................   9
 Purchases through Broker-Dealers.....................................................  10
 Purchases by Telephone...............................................................  10
 Subsequent Investments...............................................................  10

DISTRIBUTION ARRANGEMENTS.............................................................  11
 Rule 12b-1 Plans.....................................................................  11
 Class A Shares.......................................................................  11
 Class B Shares.......................................................................  11
 Factors to Consider in Choosing a Class of Shares....................................  11
 Sale of Class A Shares...............................................................  12
 Reduced Sales Charges................................................................  12
 Sales at Net Asset Value.............................................................  13
 Sale of Class B Shares...............................................................  13
 CDSC Waivers.........................................................................  14
 Automatic Conversion of Class B Shares...............................................  14

HOW TO REDEEM SHARES..................................................................  14
 Redemption by Mail...................................................................  14
 Redemption by Telephone..............................................................  15
 General Redemption Information.......................................................  15
 Minimum Balances.....................................................................  16

SPECIAL SERVICES......................................................................  16
 Automatic Investment Plan............................................................  16
 Systematic Cash Withdrawal Plan......................................................  16

DIVIDENDS, DISTRIBUTIONS AND TAXES....................................................  16
 Dividends and Distributions..........................................................  16
 U.S. Federal Income Taxes............................................................  17

FINANCIAL HIGHLIGHTS..................................................................  19

                             A SUMMARY OF THE FUND

   Investment Objectives. Growth of capital and current income.

   Principal Strategies. Spirit of America Investment Fund, Inc. (the "Fund") invests primarily in Real Estate Investment Trusts (REITs) with successful track records. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.


   The Fund looks for stock where the price is low in relationship to the un-derlying value of the company and its real estate. The Fund evaluates price- /earnings ratios to attempt to identify those REITs which have strong under-lying value. The Fund selects REITs paying high dividends in comparison to other REITs. The Fund evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new con-struction. The Fund may also invest in equity securities of real estate indus-try companies, mortgage-backed securities and investment grade taxable munici-pal obligations.

   Investment Risks. Any investment involves risk. The risks associated with an investment in the Fund include:

  . The cyclical nature of the real estate industry, which subjects the real estate and real estate related securities held by the Fund to any market or economic condition that may affect the value of real estate (up or down).


  . REIT securities may be more volatile in price than the securities of larger market capitalization companies.

  . Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

  . The Fund is concentrated in real estate and real estate related securi-ties and the real estate sector may underperform in comparison with other investment sectors.

  . The stocks purchased by the Fund may not appreciate in value as the ad-visor anticipates.

  .  The loss of your investment in the Fund.

   Suitability. An investment in the Fund may be suitable for long-term in-vestors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments.

Past Fund Performance.

   The bar chart and performance table below illustrate the risks of investing in the Fund by showing changes in the Fund's performance. The Fund's past per-formance does not necessarily indicate how the Fund will perform in the fu-ture.


   The bar chart shows the changes in the annual total returns for each of the last three calendar years for the Fund's Class A shares. Sales loads and ac-count fees are not reflected in the bar chart; if they were, returns would be less than shown.




                                    [CHART]

                              Annual Returns (%)

                     2001            2000            1999
                    ------          ------          ------
                    28.03%          17.45%          -9.36%


   The table shows how the Fund's average annual returns compare with those of its benchmark, the Morgan Stanley REIT Index. The figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

                               Performance Table

          (Average annual total returns as of December 31, 2001)



                                                                      Since
                                                           1 Year  Inception*
                                                           ------  -----------
   Spirit of America Investment Fund--Class A.............
     Return Before Taxes.................................. 21.36%      3.26%
     Return After Taxes on Distributions(1)(2)............ 17.99%     (0.52%)
     Return After Taxes on Distributions and Sale of Fund
      Shares(1)(2)........................................ 11.99%      0.17%
   Morgan Stanley REIT Index (reflects no deduction for
    fees, expenses or taxes).............................. 12.83%      3.66%
                                                                      Since
                                                           1 Year  Inception**
                                                           ------  -----------
   Spirit of America Investment Fund--Class B(3)..........
     Return Before Taxes.................................. 20.01%      3.58%
   Morgan Stanley REIT Index (reflects no deduction for
    fees, expenses or taxes).............................. 12.83%      4.23%

--------
*  January 9, 1998.
** March 6, 1998.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(3) Since the Fund has multiple classes, after-tax returns are shown for only Class A shares and after-tax returns for Class B shares will vary.

                         FEES AND EXPENSES OF THE FUND

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(paid directly from your investment)


                                                          Class A    Class B
                                                          -------    -------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price).....................   5.25%(1)   None
Maximum Deferred Sales Charge (Load) Imposed on
 Redemptions (as a percentage of the lesser of original
 purchase price or redemption proceeds)..................   1.00%(2)   5.75%(3)

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)

                                                          Class A    Class B
                                                          -------    -------
Management Fees..........................................   0.97%      0.97%
Distribution and Service (12b-1) Fees....................   0.30%      1.00%
Other Expenses...........................................   1.04%      1.04%
                                                           -----      -----
Total Annual Fund Operating Expenses.....................   2.31%      3.01%
                                                           =====      =====
Less Fee Waiver and/or Expense Reimbursement.............  (0.34%)    (0.34%)
                                                           -----      -----
Net Annual Operating Expenses............................   1.97%(4)   2.67%(4)
                                                           =====      =====

--------

(1) Reduced for purchases of $100,000 and over, decreasing to zero for pur-chases of $1 million and over. See "Distribution Arrangements."


(2) A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See "Distribution Arrangements."


(3) A CDSC is imposed on redemptions of Class B Shares purchased at the fol-lowing declining rates: within the first year--5.75%; second year--5.0%; third year--4.0%; fourth year--3.0%; fifth year--2.0%; sixth year--2.0%; seventh year--1.0% and eighth year and thereafter--none. See "Distribu-tion Arrangements."


(4) These are the net fees and expenses that the Fund actually incurred for the fiscal year ended October 31, 2001. Spirit of America Management Corp. (the "Adviser") has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Class A shares and Class B shares will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. The Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Fund until February 24, 2003. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense lim-itations stated above. This agreement shall continue for additional one-year terms, absent 60 days' notice from the Adviser.


Example

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that:

  .  you invest $10,000 in the Fund for the time periods indicated;

  .  you redeem all of your shares at the end of those periods;

  .  your investment has a 5% return each year; and




  . the Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expense reimbursements and the Fund's operat-ing expenses for the other periods do not reflect any fee waivers and/or expense reimbursements.


   Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


                                                            3      5
                                                   1 year years  years  10 years
                                                   ------ ------ ------ --------
      Class A Shares..............................  $714  $1,178 $1,666  $3,007
      Class B Shares..............................  $859  $1,327 $1,778  $3,313


   You would pay the following expenses if you did not redeem your shares:


                                                            3      5
                                                   1 year years  years  10 years
                                                   ------ ------ ------ --------
      Class A Shares..............................  $714  $1,178 $1,666  $3,007
      Class B Shares..............................  $270  $  900 $1,556  $3,313


 INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


   Investment Objectives. Growth of capital and current income.


   General. At least 60% of the Fund's total assets will be invested in equity REITs and other real estate industry companies. A "real estate industry compa-ny" is a company that derives at least 50% of its gross revenues or net prof-its from either (a) the ownership, development, construction, financing, man-agement or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building sup-plies or mortgage servicing.

   The Fund may also, but currently does not, invest up to 40% of its total assets in (a) mortgage-backed securities, (b) investment grade taxable munici-pal obligations and (c) short-term investments. These instruments are de-scribed below.


   When selecting equity securities, the Fund's adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The adviser looks for the economic viabil-ity of property markets in which the issuer operates, and the ability of man-agement to add value through strategic focus and operating expertise. The Fund purchases equity securities when, in the judgment of the adviser, the market price for such securities does not adequately reflect this potential. In mak-ing this determination, the adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the rela-tionship between asset value and market price of the securities, dividend pay-ment history, and any other factor which may from time to time be relevant.

   REITs. The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real es-tate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several require-ments of the Internal Revenue Code of 1986, as amended

(the "Code"). The Fund will indirectly bear its proportionate share of ex-penses incurred by REITs in which it invests, in addition to the expenses in-curred directly by the Fund.

   Mortgage-Backed Securities. The Fund may invest in all types of mortgage-backed securities. The Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of resi-dential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certifi-cates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of prin-cipal and interest on the certificates. Freddie Mac certificates are guaran-teed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


   Taxable Municipal Obligations. The Fund may invest in investment grade tax-able municipal securities. These securities are debt obligations issued by mu-nicipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable indus-trial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obliga-tions, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits or the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable mu-nicipal securities generally will be included in gross income for federal in-come tax purposes and may be subject to income taxes imposed by any state or political subdivision.

   Investment grade securities are within the four highest credit ratings of Moody's or S&P, or are comparably rated by another nationally recognized sta-tistical rating organization or, if unrated, determined by the adviser to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Fund generally will not retain securities that fall below investment grade.

   Short-Term Investments. The short-term investments in which the Fund may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Group ("S&P"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or in-strumentalities with remaining maturities not exceeding 18 months.


   Concentration of Investments. The Fund invests primarily in real estate re-lated securities. This means the Fund is concentrated in the real estate in-dustry. A fund that concentrates its investments is subject to greater risk of loss than is a fund that has a more diversified portfolio of investments.


   Temporary Investments. From time to time, the Fund may take temporary de-fensive positions that are inconsistent with its principal investment strate-gies. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The Fund will assume a temporary defensive posture only when economic and other factors ad-versely affect the real estate industry market and, in the advisor's opinion, present extraordinary risks in being invested primarily in real estate securi-ties. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

   Risks. Investments in real estate and real estate related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. Main risks are those equal to the direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund's in-vestments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the advisor anticipates.


   In addition, if the Fund receives rental income or income from the disposi-tion of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company.

   REITs are dependent upon management skills, are not diversified, are sub-ject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may underperform in comparison with other investment sectors.


   Investing in REITs involves risks similar to those associated with invest-ing in small capitalization companies. REITs may have limited financial re-sources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. His-torically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Composite Stock Price Index.


   Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, there is no guarantee that the municipal securities will remain at investment grade af-ter the Fund invests in them.


   REITs are subject to interest rate risks. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Con-versely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.


   Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current in-terest rates and a variety of other factors, and cannot be predicted with cer-tainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increas-ing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securi-ties. The Fund may fail to recoup fully its investment in mortgage-backed se-curities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securi-ties as a means of locking in interest rates.

                            MANAGEMENT OF THE FUND

Investment Adviser

   Spirit of America Management Corp. ("Spirit Management"), 477 Jericho Turn-pike, Syosset, New York 11791, is the Fund's investment adviser. Spirit Man-agement was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Spirit Management has managed the investments of the Fund since its inception in January of 1998 and has no other assets under management.


   Spirit Management invests the Fund's assets, manages the Fund's business affairs and supervises the Fund's day-to-day operations. Spirit Management provides the Fund with advice on buying and selling securities in accordance with the Fund's investment objective, policies and limitations. Spirit Manage-ment also furnishes office space and certain administrative and clerical serv-ices, and employs the personnel needed with respect to Spirit Management's re-sponsibilities under its investment advisory contract with the Fund.

   The Fund pays Spirit Management a fee at the annual rate of 0.97% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. After fee waivers and expense reimbursements, Spirit Management received a fee of 0.65% of the Fund's average daily net assets for the fiscal year ended Oc-tober 31, 2001.


Portfolio Manager

   Ronald W. Weiss is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss has been associated with Spirit Management since its inception. Mr. Weiss has spent over twenty years in the real estate finance and investment banking industry, which includes debt and equity fi-nancing, real estate investment trusts, asset management, new investment prod-uct development and venture capital transactions for financial services firms. Most recently, Mr. Weiss was Senior Vice President of Gilford Securities, Inc., New York, NY from April, 1996 to May, 1997.


                              PRICING FUND SHARES

   Portfolio securities are valued and net asset value ("NAV") per share of each Class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   The procedure for determining the NAV is identical for each Class, but due to the specific distribution expenses and other costs allocable to each Class, the NAV of each Class will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are pur-chased at the NAV per share.


   The NAV for each Class of shares is computed by adding, with respect to each Class of shares, the value of the Fund's investments, cash and other as-sets attributable to that Class, deducting liabilities of the Class and divid-ing the result by the number of shares of that Class outstanding. Expenses are accrued daily and applied when determining the NAV of each class. The Fund's equity securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is re-ported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices.

   Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under proce-dures established by and under the supervision of the Board of Directors.

                            HOW TO PURCHASE SHARES

General

   You can purchase shares of the Fund through broker-dealers that have exe-cuted a selling agreement with the Fund's distributor, SSH Securities, Inc. (the "Distributor"). Class A shares are sold at the NAV next determined after receipt by the Fund's transfer agent, PFPC Inc. (the "Transfer Agent"), plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. Class B shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge ("CDSC") may be imposed at the time of redemption. The minimum initial investment for Class A shares and Class B shares is $500. See "Distribution Arrangements."


   Purchase orders for shares of the Fund that are received by the Transfer Agent in proper form by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the Fund's next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.


   The Fund and the Transfer Agent each reserve the right to reject any pur-chase order in whole or in part. The Fund reserves the right to suspend the offering of its shares. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment re-quirements for any investor. The Fund will not accept checks endorsed by a third party as payment for purchase orders.


   When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 30% backup withholding for failing to report income to the Internal Revenue Service ("IRS"). If you violate IRS regulations, the IRS can require the Fund to withhold 30% of your taxable distributions and redemp-tions.


Purchases by Mail

   Shares may be purchased initially by completing the account application ac-companying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "Spirit of America Investment Fund, Inc." The check or money order and account application should be mailed to PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. If this is an initial purchase, please send a minimum of $500 (including IRA and SEP accounts).


Purchases by Wire

   To invest by wire, you must first telephone the Transfer Agent at (800) 452-4892 to receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406.

   If you have a commercial bank account at a member firm of the Federal Re-serve System, you may purchase shares of the Fund by requesting your bank to transmit funds by wire to: Boston Safe Deposit & Trust, ABA# 011001234, Cred-it: Spirit of America Investment Fund, Inc., Acct#: 182095, FBO: (Insert name and your account number).

   You may make additional investments at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. You may be subject to 30% withholding if the Fund does not have complete, correct taxpayer information on file as required by law.


Purchases through Broker-Dealers

   The Fund may accept telephone orders only from broker-dealers or financial intermediaries that have been approved by the Fund. The broker-dealers or fi-nancial intermediaries must promptly forward purchase orders and payments for the same to the Fund. Brokers or financial intermediaries through which an in-vestor purchases shares of the Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Minimum invest-ments through broker/dealers or accounts opened through a mutual fund network may apply.


   For any order to be confirmed at the current day's offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. Eastern Time on the same day. For any dealer order to be confirmed at the current day's offering price, it not only must be received by the dealer prior to 4:00 p.m. Eastern Time on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. Eastern Time on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. Eastern Time are confirmed at the offering price on the following business day.


Purchases by Telephone

   The Fund only accepts telephone purchases from brokers or financial inter-mediaries. Individuals may not make purchases by telephone.

Subsequent Investments

   You may make subsequent purchases by mail, bank wire, automatic investing or direct deposit. The minimum for subsequent investments for each Class of shares is $50 for all accounts.


   When making subsequent investments by mail, please return the bottom por-tion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Spirit of America Investment Fund, Inc." and mailed to PFPC Inc., 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406. Orders to pur-chase shares are effective on the day the Transfer Agent receives your check or money order.


   All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the pur-chase check has cleared, which may take up to eight business days after the purchase date.

                           DISTRIBUTION ARRANGEMENTS

   The Fund offers Class A and Class B shares. The two classes of shares rep-resent interest in the same portfolio of investments, have the same rights and are identical in all respects, except Class A shares charge a front-end sales load and Class B shares bear a higher 12b-1 fee and are subject to a CDSC if sold within seven years of purchase.


Rule 12b-1 Plans

   The Fund has adopted two plans of distribution (each, a "12b-1 Plan") pur-suant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Plan permits the Fund to pay the Distributor, from the as-sets of each respective Class, a monthly fee for the Distributor's services and expenses in distributing shares of the Fund ("distribution fees") and pro-viding personal services and/or maintaining shareholder accounts ("service fees"). Each Class has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of each respective Class on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A Shares

   The offering price for Class A shares includes a front-end sales charge. The maximum sales charge is 5.25% of the offering price (5.54% of the net amount invested) and is reduced on investments of $100,000 or more. Class A shares are subject to annual 12b-1 fees of up to a maximum of 0.30% of average daily net assets of such class in any year. Certain purchases of Class A shares qualify for reduced front-end sales charges.


Class B Shares

   Class B shares are offered without a front-end sales charge, but are sub-ject to a CDSC if the shares are redeemed within seven years of purchase. Class B shares are subject to annual 12b-1 fees of up to a maximum of 1.00% (0.25% of which are service fees) of average daily net assets of such class in any year for approximately eight years after purchase. Class B shares permit all of your investment to work from the time the investment is made.


   The Class B shares are designed to permit you to purchase shares without the assessment of a front-end sales load and, at the same time, permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the CDSC and Rule 12b-1 fee is to provide for the financing of the distribution of Class B shares. Higher 12b-1 fees paid by Class B shares will result in a higher expense ratio and lower dividends than Class A shares.


   At the end of approximately eight years after purchase, the Class B shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of 0.30% for Class A Shares will apply. See "Automatic Conversion of Class B Shares."

Factors to Consider in Choosing a Class of Shares

   You should determine whether it is more advantageous for you to purchase Class A shares and incur a front-end sales charge or purchase Class B Shares and have your entire purchase invested in the Fund, subject to a CDSC if you redeem shares within seven years of purchase. In addition, you should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

Sale of Class A Shares

   The sales charge you pay for Class A shares depends on the dollar amount invested, as shown in the table below.


                                             Total Sales Charge as a Percentage
                                                             of
                                             ----------------------------------
                                             Offering Price Net Amount Invested
                                             -------------- -------------------
      Under $100,000........................     5.25%             5.54%
      $100,000 but less than $250,000.......     4.50%             4.71%
      $250,000 but less than $500,000.......     3.75%             3.89%
      $500,000 but less than $1,000,000.....     3.00%             3.09%
      $1,000,000 or more*...................        0%                0%

--------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimburse-ment for distribution-related expenses. A commission will be paid to autho-rized dealers who initiate and are responsible for purchases of $1 million or more.


   The Distributor will pay a dealer concession to those selected dealers who have entered into an agreement with the Distributor. The dealer's concession may be changed from time to time. The Distributor may, from time to time, of-fer incentive compensation to dealers which sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. On some occasions, such cash or incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales load may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any. No sales charge is assessed on the rein-vestment of dividends or distributions.


Reduced Sales Charges

   The sales charge for purchases of Class A Shares may be reduced through rights of accumulation or letter of intent. To qualify for a reduced sales charge, you must so notify the Transfer Agent at the time of each purchase of shares which qualifies for the reduction.


   Rights of Accumulation. If you already own Class A shares, reduced sales charges for Class A shares are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares currently owned to the amount being invested. The reduced sales charge is applicable only to current purchases. You must notify the Transfer Agent at the time of subsequent purchase that your purchase is eligi-ble for the right of accumulation. You must also state your account number, and whether the account is held in the name of your spouse or minor children, the age of such children, and the specific relationship of each such person to you.


   Letter of Intent. Letter of Intent. Class A investors may qualify for a re-duced sales charge immediately by signing a non-binding letter of intent stat-ing the intent to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first in-vestment cannot be made more than 90 days prior to the date of the letter of intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the letter of intent has been completed. During the term of the letter of intent, the Transfer Agent will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the letter of intent is not purchased. The escrowed shares will be released when the full amount has been purchased. If the full amount is not purchased within the 13-month period, escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have been paid on total aggregate pur-chases if such purchases had been made at a single time. You must notify the Transfer Agent at the time you submit the letter of intent that prior pur-chases may apply.


Sales at Net Asset Value

   The Fund may sell Class A shares at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of Spirit Management or its affiliates; (ii) (a) officers and present or former directors of the Fund, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children of any such per-son, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such per-son or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) Spirit Management, the Distributor, and their affiliates, and certain employee benefit plans for em-ployees of Spirit Management and the Distributor; (iv) persons who establish, to the Distributor's satisfaction, that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual re-tirement accounts (including individual retirement accounts to which simpli-fied employee pension ("SEP") contributions are made) if such plans or ac-counts are established or administered under programs sponsored by administra-tors or other persons that have been approved by the Distributor; and (vi) in-vestors who redeem shares of the Fund and then decide to reinvest their re-demption proceeds in additional shares of the Fund within 30 days.


Sale of Class B Shares

   Class B shares are sold at NAV, without an initial sales charge, next de-termined after receipt of an order. The full amount of your purchase is imme-diately invested in the Fund. A CDSC, however, will be imposed on certain re-demptions of Class B shares within seven years after purchase. Shares acquired by reinvestment of distributions and shares held for more than seven years may be redeemed without charge at any time. To determine the CDSC assessed on any redemption, the Fund will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary of shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.


   The CDSC is calculated by multiplying the lesser of the original purchase price or the NAV of such shares at the time of redemption by the applicable percentage shown in the table below. No CDSC will be imposed on amounts repre-senting increases in NAV above the initial purchase price of the shares iden-tified for redemption.




       Redemption    Percentage of  Percentage of Net
       Within        Offering Price  Amount Invested
       ----------    -------------- -----------------
       First Year        5.75%            6.10%
       Second Year       5.00%            5.26%
       Third Year        4.00%            4.16%
       Fourth Year       3.00%            3.09%
       Fifth Year        2.00%            2.04%
       Sixth Year        2.00%            2.04%
       Seventh Year      1.00%            1.01%
       Eighth Year       0.00%            0.00%

CDSC Waivers

   The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Internal Revenue Code) of all registered own-ers occurring after the purchase of the shares being redeemed, (ii) in connec-tion with required minimum distributions from an IRA or other retirement plan,
(iii) in connection with returns of excess contributions to an IRA or other retirement plan, and (iv) effected pursuant to the right of the Fund to liqui-date a shareholder's account as described under "How to Redeem Shares."


Automatic Conversion of Class B Shares

   Class B shares held for eight years after purchase are automatically con-verted into Class A shares on the eighth anniversary after purchase. The Fund will effect conversions of Class B shares into Class A shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a "Conversion Date"). If the eighth anni-versary after a purchase of Class B shares falls on a Conversion Date, Class B shares will be converted on that date. If the eighth anniversary occurs be-tween Conversion Dates, Class B shares will be converted on the next Conver-sion Date after such anniversary.

   The Class A shares into which the Class B shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

   The automatic conversion of Class B shares constitutes a tax-free exchange for federal income tax purposes.

                             HOW TO REDEEM SHARES

   You may redeem your shares of the Fund on any business day that the NYSE is open for business. Redemptions will be effective at NAV (subject to any appli-cable CDSC fees) next determined after receipt by the Transfer Agent of a re-demption request meeting the requirements described below.


Redemption by Mail

   You may redeem shares by submitting a written request for redemption to PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. A written redemption request must: (i) identify your account name and account number; (ii) state the number of shares or dollar amount to be redeemed; and
(iii) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address other than the address of record. When the Fund requires a signa-ture guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial in-stitution which is participating in a medallion program recognized by the Se-curities Transfer Association. The three recognized medallion programs are Se-curities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public en-dorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, adminis-trators, trustees or guardians and retirement plans.


   A redemption request will not be considered received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone

   With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemp-tion by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written re-quest with a signature guarantee (as described above) to the Transfer Agent.


   The Fund reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.


   During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

   Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably be-lieved to be genuine. In this regard, the Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Fund or the Transfer Agent fails to use reasonable pro-cedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Fund re-serves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transac-tions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder's address of record or wired to the shareholder's bank account on file with the Transfer Agent.


General Redemption Information

   When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared.

   Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days. You may avoid such delays by purchasing shares by federal funds wire.


   Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an inter-mediary, you may be subject to additional charges.


   The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Fund to sell assets under disadvanta-geous conditions or to the detriment of the remaining shareholders of the Fund. The Fund has reserved the right to redeem in-kind, or partly in cash and partly in-kind.

   The Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund, during any 90-day period for any one shareholder. Any portfolio securi-ties paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See "Pricing Fund Shares." In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.


   The Fund may suspend the right of redemption or postpone the date of pay-ment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


Minimum Balances

   Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any in-voluntary redemption.


                               SPECIAL SERVICES

Automatic Investment Plan

   You can make additional purchases of shares of the Fund through an auto-matic investment plan. The automatic investment plan provides a convenient method by which investors may have monies deducted directly from their bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the automatic investment plan section of the account applica-tion enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $50. The Fund may alter, modify or terminate this plan at any time.

Systematic Cash Withdrawal Plan

   The Fund offers a systematic cash withdrawal plan as another option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. The sys-tematic withdrawal plan is not available for Class B shares. For information about starting a systematic cash withdrawal plan, call the Transfer Agent at
(800) 452-4892.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The Fund intends to distribute substantially all of its net investment in-come and capital gains to shareholders each year. Normally, dividends will be paid quarterly. Capital gains, if any, will be distributed annually in Decem-ber, but may be distributed more frequently if deemed advisable by the Board of Directors. All such dividends and distributions are taxable to the share-holder whether received in cash or reinvested in shares. The Fund will dis-tribute the return of capital it receives from the REITs in which the Fund in-vests. The REITs pay distributions based on cash flow, without regard to de-preciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders is a return of capi-tal. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

   Dividends paid by the Fund with respect to its Class A shares and Class B shares are calculated in the same manner and at the same time. Both Class A shares and Class B shares will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of Class B shares will differ from the per share dividends of Class A shares as a re-sult of additional distribution expenses applicable to Class B shares.

   Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such divi-dend or distribution equal to the cash amount of such income dividend or dis-tribution, unless payment in cash is specified by the shareholder by written request to the Fund. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed at any time prior to the record date for a particular dividend or distribu-tion. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

   If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

   Any check tendered in payment of dividends or other distributions which cannot be delivered by the post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value, and the dividend option may be changed from cash to reinvest.

U.S. Federal Income Taxes

   Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income. The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is expected to be taxable to the shareholders as long-term capital gains, regardless of the length of time a shareholder may have held his or her shares of the Fund.

   Distributions received by a shareholder may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further re-turns of capital will be taxable as a capital gain.

   A distribution will be treated as paid on December 31 of the current calen-dar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

   A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement ac-count, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

   The Fund will be required to withhold 30% of any payments made to a share-holder if the shareholder has not provided a certified taxpayer identification number to the Fund or if the shareholder is otherwise subject to backup with-holding.

   Shareholders will be advised annually as to the federal tax status of income dividends and capital gains and return of capital distributions made by the Fund for the preceding year. Distributions by the Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the table rep-resent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This re-port has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                            Class A        Class A        Class A          Class A
                          ------------   ------------   ------------    --------------
                          For the Year   For the Year   For the Year
                             Ended          Ended          Ended        For the Period
                          October 31,    October 31,    October 31,     Ended October
                              2001           2000           1999          31, 1998*
                          ------------   ------------   ------------    --------------
Net Asset Value,
 Beginning of Period....    $   7.41       $   7.48       $  8.66           $10.00
                            --------       --------       -------           ------
Income from Investment
 Operations:
  Net investment
   income...............        0.31           0.45          0.49             0.20
  Net realized and
   unrealized
   gain/(loss) on
   investments..........        1.63           0.15         (1.02)           (1.38)
    Total from
     investment
     operations.........        1.94           0.60         (0.53)           (1.18)
                            --------       --------       -------           ------
Less Distributions:
  Distributions from net
   investment income....       (0.31)         (0.45)        (0.53)           (0.16)
  Distributions from
   return of capital....       (0.20)         (0.22)        (0.12)            0.00
                            --------       --------       -------           ------
    Total
     distributions......       (0.51)         (0.67)        (0.65)           (0.16)
Net Asset Value, End of
 Period.................    $   8.84       $   7.41       $  7.48           $ 8.66
                            ========       ========       =======           ======
Total Return............       26.40%(2)       8.33%(2)     (6.38%)(2)      (11.78%)(1)
Ratios/Supplemental Data
Net assets, end of pe-
 riod (000).............    $48, 016       $10, 936       $11,225           $7,290
Ratio of expenses to
 average net assets:
  Before expense
   reimbursement(2).....        2.29%          3.73%         3.35%            6.33%
  After expense
   reimbursement(2).....        1.97%          1.97%         1.97%            1.97%
Ratio of net investment
 income (loss) to
 average net assets:
  Before expense
   reimbursement(2).....        4.12%          4.29%         4.17%           (0.62%)
  After expense
   reimbursement(2).....        4.44%          6.05%         5.55%            3.75%
Portfolio turnover......       12.04%         21.55%         8.15%            0.00%

--------
*  Class A Shares commenced investment operations on January 9, 1998.
(1) Calculation does not reflect sales load and is not annualized.
(2) Calculation does not reflect sales load.

                            Class B       Class B       Class B         Class B
                          ------------  ------------  ------------   --------------
                          For the Year  For the Year  For the Year
                             Ended         Ended         Ended       For the Period
                          October 31,   October 31,   October 31,    Ended October
                              2001          2000          1999         31, 1998*
                          ------------  ------------  ------------   --------------
Net Asset Value,
 Beginning of Period....     $ 7.53        $ 7.51        $ 8.64          $9.62
                             ------        ------        ------          -----
Income from Investment
 Operations:
  Net investment
   income...............       0.28          0.40          0.40           0.15
  Net realized and
   unrealized
   gain/(loss) on
   investments..........       1.63          0.16         (0.99)         (1.00)
    Total from
     investment
     operations.........       1.91          0.56         (0.59)         (0.85)
                             ------        ------        ------          -----
Less Distributions:
  Distributions from net
   investment income....      (0.28)        (0.40)        (0.42)         (0.13)
  Distributions from
   return of capital....      (0.18)        (0.14)        (0.12)          0.00
    Total
     distributions......      (0.46)        (0.54)        (0.54)         (0.13)
                             ------        ------        ------          -----
Net Asset Value, End of
 Period.................     $ 8.98        $ 7.53        $ 7.51          $8.64
                             ======        ======        ======          =====
Total Return............      25.56%(2)      7.72%(2)     (7.09%)(2)     (8.84%)(1)
Ratios/Supplemental Data
Net assets, end of
 period (000)...........     $6,254        $2,560        $2,645          $ 669
Ratio of expenses to
 average net assets:
  Before expense
   reimbursement(2).....       2.99%         4.43%         4.05%          7.03%
  After expense
   reimbursement(2).....       2.67%         2.67%         2.67%          2.67%
Ratio of net investment
 income (loss) to
 average net assets:
  Before expense
   reimbursement(2).....       4.72%         3.59%         3.47%         (1.32%)
  After expense
   reimbursement(2).....       5.04%         5.35%         4.85%          3.05%
Portfolio turnover......      12.04%        21.55%         8.15%          0.00%

--------


*  Class B Shares commenced investment operations on March 6, 1998.
(1) Calculation does not reflect CDSC charges and is not annualized.
(2) Calculation does not reflect CDSC charges.

       The following notice does not constitute part of and is not incorporated into the prospectus of the Fund.


                      DAVID LERNER ASSOCIATES, INC.


                         Privacy Policy Statement


   David Lerner Associates, Inc. is committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


   From time to time, we may collect a variety of personal information about you, including:


  . Information we receive from you on applications or other forms or via telephone calls with you;


  . Information about your transactions with us (such as your purchases, sales, or account balances); or


  .  Information we receive from consumer reporting agencies.


   We do not disclose your nonpublic personal information to any non-affili-ated third parties, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide all of the above information to companies that perform marketing or administrative services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal in-formation, and we restrict access to this information.


   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your non-public personal information.


   This notice also applies to the following entities that may be deemed to be affiliated with David Lerner Associates, Inc.:


     SSH Securities, Inc.


     Spirit of America Investment Fund, Inc.

Investment Adviser                        Custodian

Spirit of America Management, Inc.        The Bank of New York
477 Jericho Turnpike                      48 Wall Street
Syosset, NY 11791                         New York, New York 10286
(516) 390-5575

Distributor                               Auditors

SSH Securities, Inc.                      Tait Weller & Baker
477 Jericho Turnpike                      8 Penn Center Plaza, Suite 800
Syosset, NY 11791                         Philadelphia, PA 19103
(516) 390-5565

Shareholder Services

PFPC Inc.
211 South Gulph Rd., P.O. Box 61617
King of Prussia, PA 19406
(800) 452-4892

   Additional information about the Fund is contained in the Statement of Ad-ditional Information (the "SAI"). The SAI is incorporated by reference into this Prospectus.

  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   To obtain an SAI, annual report or semi-annual report for the Fund without charge, or request other information or make shareholder inquiries call col-lect 516-390-5555.


  The Fund's reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-942-8090. The reports and other information are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


     Investment Company File No. 811-8231

                           [LOGO] SPIRIT OF AMERICA

                                  Prospectus

                            February 28, 2002



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    SPIRIT OF AMERICA INVESTMENT FUND, INC


                             477 Jericho Turnpike
                            Syosset, New York 11791



                      STATEMENT OF ADDITIONAL INFORMATION

                               February 28, 2002




This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Spirit of America Investment Fund, Inc. (the "Fund") dated February 28, 2002. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund's Distributor, SSH Securities, Inc.(the "Distributor"), 477 Jericho Turnpike, Syosset, New York 11791, or calling collect 516-390-5565.


The Fund's most recent annual and semi-annual reports to shareholders are separate documents that are incorporated by reference into this Statement of Additional Information. The annual and semi-annual reports are also available without charge by calling collect 516-390-5565.

                               TABLE OF CONTENTS


                                                                                       Page
Fund History............................................................................  2
Investment Strategies, Policies and Related Risks.......................................  2
Management of the Fund..................................................................  7
Control Persons and Principal Holders of Securities..................................... 12
Investment Advisory and Other Services.................................................. 13
Shareholder Services.................................................................... 16
Retirement Plans........................................................................ 17
Net Asset Value......................................................................... 19
Dividends, Distributions and Taxes...................................................... 19
Brokerage and Portfolio Transactions.................................................... 21
Performance Information................................................................. 22
Capital Stock........................................................................... 23
Financial Statements.................................................................... 24

                                 FUND HISTORY
The Fund, a Maryland corporation organized on May 15, 1997, is a diversified, open-end management investment company. The Fund offers two classes of shares:
Class A shares and Class B shares.


                            INVESTMENT STRATEGIES,
                          POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Fund. You should read it together with the section in the Prospectus entitled "Investment Objectives, Principal Investment Strategies, and Related Risks."

The investment practices described below are not fundamental and may be changed by the Board of Directors without the approval of the Fund's shareholders. Shareholders will, however, be given contemporaneous written notification of any changes in the investment policies. As a fundamental policy, the Fund, under normal circumstances, intends to invest at least 60% of its total assets in equity securities of real estate investment trusts ("REIT's") and other real estate industry companies.


Convertible Securities
Although the Fund has no current intention of purchasing convertible securities, the Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions Although the Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Fund does not have the current intention of doing so in the foreseeable future. The Fund will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 15% of the then current value of the Fund's total assets. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements
Although the Fund has no current intention of entering into standby commitments, the Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.


There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Short Sales
The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which Spirit of America Management, Inc. (the "Adviser") believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund's net assets.

To secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Repurchase Agreements
The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or Primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.


Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable U.S. Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

Rights and Warrants
The Fund has no current intention to invest in rights and warrants, although the Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Portfolio Turnover

It is the Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all securities in the Fund's portfolio were replaced once within a period of one year. For the fiscal year ended October 31, 2001, the Fund had a portfolio turnover of 12.04%.

Temporary Investments. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The Fund will assume a temporary defensive posture only when economic and other factors adversely affect the real estate industry market and, in the advisor's opinion, present extraordinary risks in being invested primarily in real estate securities. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.


Fundamental Policies

In addition to the Fund's investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Fund may not:

     (a) with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

     (b) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 15% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

     (c) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry (other than the real estate industry, in which the Fund will invest at least 25% or more of its total assets), except that this restriction does not apply to U.S. Government securities;

     (d) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

     (e) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

     (f) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (g) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

     (h) participate on a joint or joint and several basis in any securities trading account;

     (i)  invest in companies for the purpose of exercising control;

     (j)  issue any senior security;

     (k) (i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

                                 MANAGEMENT OF THE FUND

Directors and Officers

The

Board of Directors has responsibility for the overall management and operations of the Fund. The Board establishes the Fund's policies and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund.

Set forth below are the Directors and executive officers of the Fund, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them. An asterisk indicates a Director who may be deemed to be an "interested person" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")).

                                                                                                 Number of
                                    Term of                                                      Portfolios
                                    Office/1/                                                    in Fund
                                    and                                                          Complex
                                    Length                                                       Overseen       Other
Name, Address and (Age)             of Time       Principal Occupation(s) During Past Five       by             Directorships
Position(s) with the Fund           Served        Years                                          Director       Held by Director
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------
David Lerner* (66)                  Since 1998    President and founder, David Lerner            1              Director of Spirit
477 Jericho Turnpike                              Associates, Inc., a registered broker-dealer;                 of America
Syosset, New York 11791                           President, Spirit of America Management                       Management Corp.,
                                                  Corp., the Fund's investment adviser; and                     the Fund's
Chairman of the Board of                          Chief Executive Officer and President of SSH                  investment adviser,
Directors                                         Securities, Inc., the Fund's distributor.                     and Director of SSH
                                                                                                                Securities, Inc.,
                                                                                                                the Fund's
                                                                                                                distributor.

Daniel Lerner* (41)                 Since 1998    Senior Vice President, Investment Counselor    1              None
477 Jericho Turnpike                              with David Lerner Associates, Inc., a
Syosset, New York 11791                           registered broker-dealer, since September
                                                  2000.  Previously: Broker with Prudential
Director                                          Securities from February 2000 to July 2000;
                                                  Broker with Bear Stearns from January 1999 to
                                                  May 1999; Vice President of SSH Securities,
                                                  Inc., the Fund's distributor and Senior Vice
                                                  President, Investment Counselor and Assistant
                                                  Director of Training for David Lerner
                                                  Associates, Inc., from 1984 to 1997.


DISINTERESTED
-------------
DIRECTORS
---------
Allen Kaufman (65)                  Since 1998    President and Chief Executive Officer of       1              Director of K.G.K.
7600 Jericho Turnpike                             K.G.K. Agency, Inc., a property and casualty                  Agency, Inc., a
Woodbury, New York 11797                          insurance agency, since 1963.                                 property and
                                                                                                                casualty insurance
Director                                                                                                        agency.

Thomas P. Reynolds (62)             Since 1999    President of Thomas P. Reynolds Securities,    1              Director of Thomas
45 Broadway                                       Ltd., a broker-dealer, since 1979.                            P. Reynolds
New York, New York 10006                                                                                        Securities, Ltd., a
                                                                                                                broker-dealer.
Director

Stanley Thune (66)                   Since 1998    President and Chief Executive Officer,            1          Director of Freight
31 Brearly Rd.                                     Freight Management Systems, Inc., from                       Management Systems,
Princeton, New Jersey 08540                        January 1994 to present; President and CEO of                Inc.
                                                   Energy Conservation Management, Inc., from
                                                   July 1995 to present.
Director


EXECUTIVE OFFICERS
------------------
David Lerner
(see biography above)

President and Treasurer

Constance Ferreira (52)              Since 1998    Chief Operating Officer, David Lerner             NA         NA
477 Jericho Turnpike                               Associates, Inc., a registered broker-dealer;
Syosset, New York 11791                            Chief Operating Officer of Spirit of America
                                                   Management Corp., the Fund's investment
Vice President and Secretary                       adviser; and Chief Operating Officer and
                                                   Chief Financial Officer of SSH Securities,
                                                   Inc., the Fund's distributor.

/1/ Each Director serves for an indefinite term, until his successor is elected
* David Lerner is an "interested" Director, as defined in the 1940 Act, by reason of his position with the Adviser and Daniel Lerner is an "interested" Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

Committees
----------
The Board has an Audit Committee, comprised of Messrs. Kaufman, Reynolds and Thune. The Audit Committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. During the fiscal year ended October 31, 2001, there was one meeting of the Audit Committee.

Security and Other Interests

----------------------------

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2001.

                                                                                        Aggregate Dollar Range of Equity
                                                                                        Securities in All Registered Investment
                                                                                        Companies Overseen by Director within
Name of Director           Dollar Range of Equity Securities in the Fund                the Family of Investment Companies
---------------------------------------------------------------------------------------------------------------------------------
David Lerner               Over $100,000                                                Over $100,000
Daniel Lerner              $10,001-$50,000                                              $10,001-$50,000
Allen Kaufman              None                                                         None
Thomas Reynolds            None                                                         None
Stanley Thune              None                                                         None

With respect to the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as of December 31, 2001, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Fund, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Fund.

Compensation
------------
The table below sets forth the compensation paid to the Directors of the Fund for the fiscal year ended October 31, 2001. The Fund does not compensate the officers for the services they provide.




                                             Pension or                              Total
                                             Retirement                           Compensation
                                              Benefits           Estimated       from Fund and
                           Aggregate         Accrued as            Annual         Fund Complex
                          Compensation      Part of Fund       Benefits Upon        Paid to
Name of Director           from Fund          Expenses          Retirement         Directors*
--------------------------------------------------------------------------------------------------
David Lerner                $    0               $0                  $0              $    0
Daniel Lerner               $    0               $0                  $0              $    0
Allen Kaufman               $2,750               $0                  $0              $2,750
Thomas Reynolds             $2,500               $0                  $0              $2,500
Stanley Thune               $2,750               $0                  $0              $2,750



* The total amount compensated to the Director for his service on the Fund's Board and the Board of any other investment company in the fund complex.

Code of Ethics
--------------
The Fund, Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Fund officers and Directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
              ---------------------------------------------------

As of February 1, 2002, the officers and Directors, as a group, owned beneficially less than 1% of the outstanding voting shares of the Fund's Class A Shares and Class B Shares.

As of February 1, 2002, no shareholders owned of record or beneficially 5% or more of the outstanding shares of either Class A, Class B of the Fund.

                    INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder and director of Spirit of America Management Corp.(the "Adviser"). Mr. Lerner also is a director, chief executive officer, and president of SSH Securities, Inc. (the "Distributor"). Mr. Lerner also is a director, chief executive officer, and president of David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and Distributor.



The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The advisory fee payable by the Fund is 0.97% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999, the Adviser was entitled to receive a fee of $296,004, $115,841 and $117,814, respectively under the advisory agreement. However, the Adviser waived receipt of $98,621 of its fees for the fiscal year ended October 31, 2001 and all of its fees for the fiscal years ended October 31, 2000 and October 31, 1999. The Adviser has agreed to waive all or a portion of its fee and to reimburse certain expenses so that the total operating expenses of Class A shares and Class B shares until February 24, 2003 would not exceed 1.97% and 2.67%, respectively. In subsequent years, overall expenses for each Fund class may not fall below 1.97% and 2.67% respectively, until the Adviser has been fully reimbursed for fees forgone or expenses paid. Each Fund class bears its pro rata share of the fee payable to the Adviser.



The Board approved the continuation of the Investment Advisory Agreement with the Adviser at its December 12, 2001 Quarterly Meeting. In considering the continuation of the Agreement, the Board reviewed the Fund's performance in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies. The Board also considered whether the degree of risk undertaken by the Adviser is consistent with shareholders' expectations and the Board's comfort level, and whether the Adviser's management of the Fund has been free of significant compliance problems. The Board also considered the fairness of the Agreement. In particular, the Board reviewed the fee structure and profitability of the Adviser relative to the services provided as well as the standard of care the Adviser has observed in providing those services


Principal Distributor

SSH Securities, Inc. is located at 477 Jericho Turnpike, Syosset, New York 11791. Mr. David Lerner, director, chief executive officer and president of the Distributor is also the sole shareholder and director of the Fund's Adviser.

Distribution  Plans

The Fund has adopted a Rule 12b-1 Plan with respect to each class of its shares (each a "Plan" and, together, the "Plans").



The Plans provide that the Distributor may use its own resources to finance the distribution of the Fund's shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. The Plan fees collected from Class B Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sales of such shares.



The Plans provide that the Distributor will use the distribution fees received from the Fund in their entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. Distribution fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Plans also provide that the Distributor may use its own resources to finance the distribution of the Fund's shares.



The Plans are characterized as compensation plans because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.


The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Class A Plan and Class B Plan per annum will be borne by the distributor and any amounts paid for the above services will be paid pursuant to a servicing or other agreement.


Distribution expenses accrued by the Distributor in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. The Fund intends to operate the Plans in accordance with their terms and in accordance with the rules of the NASD concerning sales charges.



The fees paid to the Distributor under the Plans are subject to annual review and approval by the Fund's independent Directors who have the authority to reduce the fees or terminate the Plans at any time. All payments to the Plan shall be made for the purpose of selling shares issued by the Fund or servicing shareholder accounts. The distribution fee of one class will not be used to subsidize the sale of the other class of shares.

Under the Plans, the Distributor reports the amounts expended under the Plans, set forth separately by class of shares, and the purposes for which such expenditures were made, to the Directors of the Fund for their review on a quarterly basis. Also, the Plans provide that the selection and nomination of Directors who are not interested persons of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.



The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "Commission"). The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.



In the event that the Plan is terminated or not continued (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor; and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Plan not previously recovered by the Distributor from distribution fees in respect to the sale of shares or through deferred sales charges.



For the fiscal year ended October 31, 2001, Class A shares paid $78,932 in 12b-1 fees and Class B shares paid $42,051 in 12b-1 fees.

Mr. David Lerner is a director, the chief executive officer and president of the Distributor. Mr. Lerner is also a director, the chief executive officer and president of David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and the Distributor.


Administrative Services Agent and Fund Accountant

PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp., which has its principal business address at 400 Bellevue Parkway, Wilmington, DE 19809, provides the back office services for the Fund. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of records and books, preparation of reports and compliance monitoring.


PFPC also serves as the accounting agent for the Fund and maintains the accounting books and records of the Fund, calculates the Fund's net asset value in accordance with the provisions of the Fund's current Prospectus and prepares for Fund approval and use various government reports, tax returns, and proxy materials.


For the fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999, the Fund paid PFPC $234,319, $214,940 and $177,180, respectively.


Transfer Agent

PFPC serves as the Fund's transfer agent and maintains the records of each shareholder's account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent.

Custodian and Custody Administrator

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, is custodian of the Fund's assets pursuant to a custodian agreement. Under the custodian agreement, PFPC Trust Company (i) maintains a separate account or accounts in the name of the Fund (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and make disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's securities and (v) makes periodic reports to the Trustees concerning the Fund's operations.


Independent Auditors
Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103, serves as independent auditor for the Fund.



Shareholder Reports and Inquiries

The Fund issues unaudited financial information semi-annually and audited financial statements annually. Shareholder inquires should be addressed to the Fund c/o PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. Purchase and redemption transactions should be made through PFPC by calling (800) 452-4892.


                                 SHAREHOLDER SERVICES

The following information supplements that set forth in the Fund's Prospectus under the heading "How to Purchase Shares."

Automatic Investment Plan

Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the distributor receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the account application found in the Prospectus. Current shareholders should contact the Distributor at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.


Systematic Withdrawal Plan
Any Class A shareholder who owns or purchases shares of the Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder will receive payments from his or her account on a regular basis. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. The Systematic Withdrawal Plan is not available with respect to the Class B Shares.




                                RETIREMENT PLANS

The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact SSH Securities, Inc. at (516) 390-5565, or write to:


                              SSH Securities, Inc.
                              477 Jericho Turnpike
                            Syosset, New York 11791


Traditional Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

Roth IRAs. The Taxpayers Relief Act of 1997 created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2000 annually ($4,000 for joint returns) in aggregate with contributions to Traditional IRAs. Certain income phaseouts apply.

Education IRAs. The Taxpayers Relief Act of 1997 also created the new Education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code (the "Code") requirements in addition to normal redemption procedures. For additional information please contact SSH Securities, Inc.

Statements and Reports. Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, as well as confirmation of each purchase and redemption. By contacting his or her broker, a shareholder can arrange for copies of his or her account statements to be sent to another person.

                                NET ASSET VALUE

The net asset value ("NAV") per share for each Class of shares is computed by adding, with respect to each Class of shares, the value of the Fund's investments, cash and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding.

The NAV of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of each Class. All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each outstanding share of such class, except that each Class will bear expenses payable under its respective 12b-1 Plan.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Federal Income Taxes
The Fund has elected and qualified and intends to continue to qualify to be treated as a "regulated investment company" under Sub-Chapter M of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).


If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income and gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

Dividends and Distributions
The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders is expected to be taxable to the shareholders as long-term capital gains, regardless of the length of time a shareholder may have held his Fund shares. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if a shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or reinvested in additional shares of the Fund.

After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

Sales and Redemptions

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Backup Withholding
The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a U.S. shareholder's U.S. federal income tax liability or refunded.


                      BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the adviser in connection with advisory clients other than the Fund.

Investment decisions for the Fund are expected to be made independently from those for other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such accounts. Simultaneous transactions are likely when several accounts are managed by the same adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. If two or more accounts managed by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be allocated to the respective accounts both as to amount and price, in accordance with a method deemed equitable to each account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the Adviser.

The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research that cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. For the fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999, brokerage commissions in the amount of $140,985, $17,905 and $27,775, respectively, were paid to David Lerner Associates ("DLA"), which is affiliated with the Adviser and Distributor. The amount of commissions paid to DLA during the most recent fiscal year represents 100% of the Fund's aggregate brokerage commissions and 100% of the Fund's total portfolio transactions.


                          PERFORMANCE INFORMATION


General
From time to time, advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may be sent to investors or placed in newspapers and/or magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance such as the Standard & Poor's 500 Composite Index and the Dow Jones Industrial Average. The Fund may compare its total return to that of the Morgan Stanley REIT Index or the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index.

Total return is calculated separately for Class A Shares and Class B Shares. Class A Shares' total return figures include the maximum sales charge of 5.25% and 12b-1 fees; Class B Shares' total return figures include any applicable contingent deferred sales charge and 12b-1 fees. Because of the differences in sales charges and distribution fees, the total returns for the classes will differ.

Average Annual Total Return
From time to time the Fund may advertise its total return for prior periods.
The Fund's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase of Fund shares is assumed to have been paid. This calculation can be expressed as follows:

                                 P(1 + T)/n/= ERV
Where:

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

P =     hypothetical investment payment of $1,000

n =     period covered by the computation, expressed in terms of years.

T =     average annual total return

Based upon the foregoing calculations, the average annual total return for Class A shares for the fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999 was 19.81%, 2.64% and (11.30%), respectively. The average annual total return for Class B shares for the fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999 was 18.34%, 1.53% and (12.43%),
respectively. These calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.



Cumulative Total Return
The Fund may also quote the cumulative total return in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

                                 CAPITAL STOCK

The authorized capital stock of the Fund currently consists of 1 billion shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Fund's Directors may increase the number of authorized shares without shareholder approval. The Fund currently offers two classes of shares, designated Class A Shares and Class B Shares. All shares of the Fund, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. Only shareholders of a particular Class may vote on matters related solely to that class, including the Rule 12b-1 Plan associated with that Class. A shareholder in the Fund will be entitled to his or her share pro rata with other holders of the same class of shares of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares.


Under Maryland law, the Fund is not required, and does not intend to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's outstanding shares may request that a special meeting be called to consider the removal of any Directors. The Fund will assist in the communication with other shareholders.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the advisory agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


                              FINANCIAL STATEMENTS

The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated October 31, 2001, and the report thereon of Tait, Weller & Baker, independent auditor, also contained therein, are incorporated by reference in this Statement of Additional Information. No other parts of the Annual Report are incorporated by reference herein.

You can obtain a copy of the Annual Report to Shareholders dated October 31, 2001 by writing or calling the Distributor at the address or telephone number set forth on the cover of this Statement of Additional Information.

                    SPIRIT OF AMERICA INVESTMENT FUND, INC.

                                   Form N-1A

                          Part C -- Other Information

Part C.  Other Information

Item 23. Exhibits


         (a)   (i)     Articles of Incorporation are incorporated by reference
                       to Registrants Initial Registration Statement on Form
                       N-1A, File number 333-27925 filed May 28, 1997.

               (ii) Articles Supplementary dated February 26, 2001 - filed herewith.

         (b) By-Laws are incorporated by reference to Registrant's Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

         (c)   All Instruments Defining the Rights of Holders.

               (i) Articles of Incorporation are incorporated by reference to Registrants Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

               (ii) Articles Supplementary dated February 26, 2001 - filed herewith as exhibit 23(a)(ii)

               (iii) By-Laws are incorporated by reference to Registrant's Initial Registration Statement on Form N-1A, File number 333-27925 filed May 28, 1997.

         (d) Investment Advisory Contracts -- Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

         (e) Underwriting Agreement --Underwriting Agreement between SSH Securities, Inc. and the Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed December 18, 1997.

         (f) Bonus, Profit Sharing, Pension or Other Similar Contracts - Not Applicable

         (g) Custodian Agreements -- Executed Custodian Agreement between The Bank of New York and Registrant is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

         (h)   Other Material Contracts

               (i) Investment Company Services Agreement -- Investment Company Services Agreement is incorporated by reference to Registrant's Pre-Effective Amendment No.1 filed December 18, 1997.

         (i)   Opinion and Consent of Counsel - filed herewith.

         (j)   Other Opinions, Appraisals or Rulings

               (i)     Consent of Independent Auditors - filed herewith.

         (k)   All Financial Statements omitted from Item 22 - not applicable

         (l) Agreements or Understandings Made in Consideration for Providing the Initial Capital -- is incorporated by reference to Registrant's Pre-Effective Amendment No.2 filed December 31, 1997.

         (m)   Plan of Distribution pursuant to Rule 12b-1

               (i) Distribution Plan - Class A Shares incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

               (ii) Distribution Plan - Class B Shares incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

         (n) 18f-3 Plan with respect to Multiple Class Shares -incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

         (p) Code of Ethics of Spirit of America Investment Fund. Inc., Spirit of America Management Co. and SSH Securities - incorporated by reference to Post-Effective Amendment No. 4, filed on February 28, 2001.

Item 24. Persons Controlled by or Under Common Control with Registrant - None.

Item 25. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHT of Registrant's Articles of Incorporation, incorporated by reference in connection with Exhibit 1 hereto, Article VII and Article VIII of Registrant's By-Laws, incorporated by reference in connection with
         Exhibit 2 hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, incorporated by reference in connection with Exhibit 5 hereto.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26. Business and Other Connections of Investment Adviser.

         Since the date of its incorporation on April 24, 1997, Spirit of America Management Corp. has not been engaged in any other business other than acting as adviser to Registrant. During the past twenty-four years, David Lerner, a director and officer of the Adviser, has served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, Syosset, New York 11791.

         For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item 27. Principal Underwriter.

         (a) SSH Securities, Inc., the Registrant's distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

         (b) The table below sets forth certain information with respect to each director, officer and control person of SSH Securities, Inc.


          Name and Principal                     Position and Offices                   Position and Offices
           Business Address                        With Underwriter                        With Registrant
           ----------------                        ----------------                        ---------------
David Lerner                             Director, Chief Executive Officer      Chairman of the Board, Director,
477 Jericho Turnpike                     and President                          President and Treasurer
Syosset, NY  11791

Constance Ferreira                       Vice President, Chief Operating        Vice President and Secretary
477 Jericho Turnpike                     Officer and Chief Financial Officer
Syosset, NY  11791

Daniel E. Chafetz                        Chief Compliance Officer               Compliance Officer
477 Jericho Turnpike
Syosset, NY  11791


          Name and Principal                     Position and Offices                   Position and Offices
           Business Address                        With Underwriter                        With Registrant
           ----------------                        ----------------                        ---------------
           (c)   Not Applicable.

Item 28. Location of Accounts and Records.

         All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund's Investment Adviser, Spirit of America Management, Inc., 477 Jericho Turnpike, Syosset, New York 11791, except for those maintained by the Fund's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10172 and the Fund's Administrator, Transfer Agent and Fund Accounting Services Agent, PFPC Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Item 29. Management Services.

         None.

Item 30. Undertakings.

         Not Applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syosset, and State of New York on the 28th day of February, 2002.

                                       Spirit of America Investment Fund, Inc.
                                                Registrant


                                       By:   /s/ David Lerner
                                          ------------------------------
                                                 David Lerner, President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                   Capacity                                    Date
---------                                   --------                                    ----
/s/ David Lerner                            Chairman of the Board                       February 28, 2002
---------------------------                 President & Director
David Lerner

/s/ Thomas P. Reynolds*                     Director                                    February 28, 2002
---------------------------
Thomas P. Reynolds

/s/ Allen Kaufman*                          Director                                    February 28, 2002
---------------------------
Allen Kaufman

/s/ Daniel Lerner*                          Director                                    February 28, 2002
---------------------------
Daniel Lerner

/s/ Constance Ferreira                      Principal Financial and                     February 28, 2002
---------------------------                 Accounting Officer
Constance Ferreira

/s/ Stanley Thune*                          Director                                    February 28, 2002
---------------------------
Stanley Thune

By: /s/ Thomas N. Calabria
--------------------------
*Attorney-in-Fact

The Spirit of America Investment Fund, Inc.

                        Index to Exhibits to Form N-1A
                        ------------------------------

Exhibit No.
-----------

23(a)(ii)            Articles Supplementary dated February 26, 2001

23(i)                Opinion of Counsel

23(j)(i)             Consent of Independent Auditor